Fair Value Measurements	6 Months Ended
Jun. 29, 2013
Fair Value Measurements

3. Fair Value Measurements

The components of the Company’s cash and cash equivalents are as follows (in thousands):

	December 31,		June 29, 2013
	2011	2012
			(unaudited)
Cash	$2,900	$7,060	$109,904
Money market funds	10,202	11,615	11,618

Total cash and cash equivalents	$13,102	$18,675	$121,522

The Company holds money market funds that invest primarily in high-quality short-term money-market instruments, and these funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The money market funds are classified as cash and cash equivalents.

Money market funds have been classified as Level 1 because these securities are valued based upon quoted prices in active markets. There have been no transfers between Level 1 and 2 during the periods presented.